Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated February 27, 2015 to the
Prospectus dated June 27, 2014, as previously supplemented

Effective February 27, 2015, Feingold O’Keeffe Capital, L.L.C. d/b/a/ FOC Partners (“FOC Partners”) has been added as a sub-adviser to the Aurora Horizons Fund (the “Fund”).  The Fund’s investment adviser, Aurora Investment Management L.L.C. (the “Adviser”) and FOC Partners entered into a sub-advisory agreement on February 10, 2015, in accordance with Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”).  At an in-person meeting of the Trust’s Board of Trustees (the “Board”) on January 22, 2015, the Board approved the sub-advisory contract between the Adviser and FOC Partners, in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission effective as of May 8, 2013.

The following information is added to the section “Management of the Fund – The Sub-Advisers” beginning on page 26 of the Prospectus:

Feingold O’Keeffe Capital, L.L.C. d/b/a/ FOC Partners
The Adviser has entered into a sub-advisory agreement with Feingold O’Keeffe Capital, L.L.C. d/b/a/ FOC Partners (“FOC Partners”) to manage a portion of the Fund’s assets using the Fund’s Long/Short Credit strategy.  FOC Partners is a registered investment adviser founded in 2001 and located at 699 Boylston St, 10th Floor, Boston, Massachusetts 02116.  FOC Partners provides discretionary advisory services based on the specific investment objectives, guidelines and strategies set forth in the respective offering circulars and advisory agreements for each client, and, as of December 31, 2014, managed approximately $2.4 billion in assets.

Andrea Feingold is Co-Founder, Managing Partner and Investment Principal at FOC Partners.  Along with her Co-Founder, Mr. O’Keeffe, Ms. Feingold oversees the research, trading, and idea generation at the Firm.  Prior to founding the company in 2001, Ms. Feingold was Co-head of High Yield at PIMCO where she managed $3 billion in high yield securities.  Previously, she co-founded and managed the leveraged credit team at Triumph Capital, a private equity firm in Boston.  Prior to that, Ms. Feingold was responsible for all high yield investment and research at Colonial Management, a Boston-based mutual fund company.  There she managed over $2 billion in assets including two high yield funds which consistently produced top quartile performance as measured by Lipper and which were awarded Morningstar’s highest ratings. Ms. Feingold also worked as a Private Placement Analyst at SunLife of Canada and began her career in the commercial bank credit training program at EAB, now part of Citigroup.  Ms. Feingold graduated with a BA in Economics Cum Laude from Columbia University and is an Emeritus Trustee for Year Up, a nonprofit organization empowering urban young adults to achieve their personal and professional potential.

Ian O’Keeffe is a Co-Founder, Managing Partner, and Investment Principal at FOC Partners.  Along with his Co-Founder, Ms. Feingold, Mr. O’Keeffe oversees the research, trading, and idea generation at the Firm.  Prior to founding the company in 2001, Mr. O’Keeffe was the High Yield Head Trader at PIMCO where he was responsible for trading PIMCO’s high yield assets in addition to co-managing high yield separate accounts.  Mr. O’Keeffe co-founded the leveraged credit team at Triumph Capital, a private equity firm in Boston. Prior to that, Mr. O’Keeffe was the Senior High Yield Trader at Colonial Management, responsible for the management and trade execution of $2 billion in high yield assets.  He began his career as a Trading Associate in the Fixed Income Department of Massachusetts Financial Services Company.  Mr. O’Keeffe graduated with a BA in History from Denison University and currently serves on the Board of Overseers for the Boston Ballet and as Trustee and Investment Committee member for the Roxbury Latin School in West Roxbury, MA.

Please retain this Supplement with your Prospectus for future reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated February 27, 2015 to the
Statement of Additional Information (“SAI”) dated June 27, 2014, as previously supplemented

Effective February 27, 2015, Feingold O’Keeffe Capital, L.L.C. d/b/a/ FOC Partners (“FOC Partners”) has been added as a sub-adviser to the Aurora Horizons Fund (the “Fund”).  The Fund’s investment adviser, Aurora Investment Management L.L.C. (the “Adviser”) and FOC Partners entered into a sub-advisory agreement on February 10, 2015, in accordance with Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”).  At an in-person meeting of the Trust’s Board of Trustees (the “Board”) on January 22, 2015, the Board approved the sub-advisory contract between the Adviser and FOC Partners, in accordance with an exemptive order granted to the Fund by the Securities and Exchange Commission effective as of May 8, 2013.

The following disclosures in the SAI are hereby revised to read as follows:

Page 1, Sixth paragraph under “The Trust”

Aurora Investment Management L.L.C. (the “Adviser”) serves as the investment adviser to the Fund.  Achievement Asset Management LLC (“Achievement”), Atlantic Investment Management, Inc. (“Atlantic”), Feingold O’Keeffe Capital, L.L.C. d/b/a/ FOC Partners (“FOC Partners”), Graham Capital Management, L.P. (“GCM”), Ionic Capital Management LLC (“Ionic”), Kabouter Management, LLC (“Kabouter”), Kingsford Capital Management, LLC (“Kingsford”), Kovitz Investment Group, LLC (“KIG”), MPAM Credit Trading Partners L.P. (“MPAM”), and York Registered Holdings, L.P. (“York”) are the sub-advisers to the Fund (collectively, the “Sub-Advisers”).

Page 41, “Management of the Fund – Sub-Advisers”

Achievement, Atlantic, FOC Partners, GCM, Ionic, Kabouter, Kingsford, KIG, MPAM and York are the Sub-Advisers.  It is the Adviser’s responsibility to select Sub-Advisers for the Fund that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance.  The following lists information about the control persons of each Sub-Adviser:

Sub-Advisers	Controlling Persons/Entities
Achievement	Joseph Scoby
Atlantic	Alexander J. Roepers
FOC Partners	Andrea Feingold & Ian O’Keeffe
GCM	Kenneth G. Tropin
Ionic	Bart Baum, Adam Radosti & Daniel Stone
Kabouter	Peter Zaldivar & Marcel P. Houtzager
Kingsford	Michael Ian Wilkins
KIG	Mitchel A. Kovitz
MPAM	Craig E. Ruch & Brent C. Zimmerman
York	James G. Dinan & York Capital Management Global Advisors, LLC

Please retain this Supplement with your SAI for future reference.